UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2023

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, BC555, Golden, Colorado 80401-0030

111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, Canada H3C 2M1

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
1.25% Senior Notes due 2024	TAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On December 15, 2023, Louis Vachon provided his notice of retirement as a Class A Director of Molson Coors Beverage Company (the “Company”) and member of the Finance Committee of the Company’s Board of Directors (the “Board”) effective December 15, 2023. Mr. Vachon’s retirement is for personal reasons and not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

(d) Further, on December 15, 2023, the Class A-M Subcommittee of the Governance Committee of the Board appointed Jill Timm to the Board effective December 16, 2023 to serve a term initially expiring at the Company’s 2024 Annual General Meeting of Stockholders. Ms. Timm is expected to be appointed to specific committees of the Board at a later date. The Board has determined that Ms. Timm is an independent director under the New York Stock Exchange listing standards and the Company’s Restated Certificate of Incorporation, as amended to date.

There are no arrangements or understandings between Ms. Timm and any other person pursuant to which Ms. Timm was selected to serve as a member of the Board. The Company is not aware of any transaction involving Ms. Timm requiring disclosure under Item 404(a) of Regulation S-K.

As compensation for her service on the Board, Ms. Timm will receive the Company’s standard compensation for non-employee directors, including a pro-rated annual equity award and pro-rated annual cash retainer.

Item 7.01. Regulation FD Disclosure.

On December 15, 2023, the Company issued a press release announcing the retirement of Mr. Vachon and the appointment of Ms. Timm to the Board, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	News Release of Molson Coors Beverage Company, dated December 15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date:	December 15, 2023	By:	/s/ Natalie G. Maciolek
Natalie G. Maciolek
Chief Legal & Government Affairs Officer and Secretary

3